Exhibit 99.1

SB Financial Group Announces Third Quarter 2026 Results

DEFIANCE, OH, October 22, 2026 -- SB Financial Group, Inc. (NASDAQ: SBFG) (“SB Financial” or the “Company”), a diversified financial services company providing full-service community banking, mortgage banking, wealth management, private client and title insurance services today reported earnings for the quarter ended September 30, 2026.

Third Quarter 2026 Highlights compared to the third quarter of the prior year and linked quarter include:

●	GAAP net income and Diluted Earnings per Share (“DEPS”) were $3.9 million, or $0.63 per DEPS, a slight decline from the $4.0 million, or $0.64 per DEPS in the prior-year quarter.

●	Total loans reached $1.22 billion, reflecting an increase of $108.2 million, or 9.7 percent, from the prior-year quarter and an improvement of $29.2 million, or 2.5 percent, from the linked quarter. The performance this quarter marks SBFG’s tenth consecutive quarter of expansion in our loan portfolio.

●	Total deposits climbed to $1.38 billion, increasing by $120.3 million, or 9.5 percent, from the prior year quarter, and down $8.3 million, or 0.6 percent, from the linked quarter.

●	Tangible book value (“TBV”) per common share finished the quarter at $18.65, climbing $1.44 per share, or 8.3 percent, from $17.21 in the prior-year quarter. Adjusted tangible book value excluding AOCI advanced to $23.03 at quarter end.

Nine months ended September 30, 2026 Highlights compared to the same period of the prior-year:

●	GAAP net income increased to $12.7 million, a 26.7 percent expansion compared to $10.1 million reported for the previous nine months, and diluted EPS was $2.04, an improvement of 31.1 percent from $1.56, same period last year.

●	Net interest income rose to $39.1 million, representing a 9.4 percent improvement from the $35.7 million reported in the prior-year period.

●	Noninterest income increased by 7.1 percent to $14.4 million compared to $13.4 million reported in the previous nine months.

●	Noninterest expense expanded, increasing by 4.1 percent to $37.2 million from $35.8 million in the prior-year period. YTD operating leverage was strong at 1.7 times.

Earnings Highlights

	Three Months Ended			Nine Months Ended
($ in thousands, except per share & ratios)	Sep. 2026	Sep. 2025	% Change	Sep. 2026	Sep. 2025	% Change
Operating revenue	$18,075	$16,578	9.0%	$53,440	$49,140	8.8%
Interest income	20,526	18,809	9.1%	59,653	54,648	9.2%
Interest expense	7,102	6,475	9.7%	20,563	18,907	8.8%
Net interest income	13,424	12,334	8.8%	39,090	35,741	9.4%
Provision for credit losses	127	124	-2.4%	640	1,108	-42.2%
Noninterest income	4,651	4,244	9.6%	14,350	13,399	7.1%
Noninterest expense	13,157	11,498	14.4%	37,223	35,760	4.1%
Net income	3,946	4,046	-2.5%	12,739	10,056	26.7%
Adjusted Earnings per diluted share	0.63	0.68	-7.4%	1.99	1.67	19.2%
Earnings per diluted share	0.63	0.64	-1.6%	2.04	1.56	30.8%
Adjusted Return on Avg. Assets	0.95%	1.13%	-15.9%	1.03%	0.96%	7.3%
Return on average assets	0.96%	1.07%	-10.3%	1.06%	0.90%	17.8%
Adjusted Return on Avg. Equity	10.44%	12.79%	-18.4%	11.34%	10.84%	4.6%
Return on average equity	10.53%	12.08%	-12.8%	11.62%	10.15%	14.5%

“Net income for the third quarter of 2026 was stable at $3.9 million, a 2.5 percent decrease from the prior-year quarter, with GAAP DEPS of $0.63, a decrease of 1.6 percent,” said Mark A. Klein, Chairman, President, and Chief Executive Officer. While our bottom-line results were slightly lower compared to the prior year, this marks our 63rd consecutive quarter of profitability. Our performance this quarter reflects the continued resilience of our core community banking operations—highlighted by our tenth consecutive quarter of loan growth—and dynamic contributions from our fee-based business lines, which helped mitigate the impact of elevated operating expenses and broader economic pressures.

RESULTS OF OPERATIONS

Total operating revenue for the third quarter of 2026 was $18.1 million, an increase of 9.0 percent year-over-year and slightly improved from the linked quarter. This revenue growth was primarily driven by steady gains in our loan portfolio and resilience in noninterest income categories. Net interest income was $13.4 million for the third quarter of 2026, an increase from $12.3 million in the third quarter of 2025 and $13.0 million in the second quarter of 2026. Total interest income rose to $20.5 million, propelled by robust loan volume and repricing dynamics. Total interest expense was $7.1 million, a 9.7 percent increase from the prior-year period as deposit costs adjusted to the current rate environment. As a result, net interest margin was 3.50 percent, expanding 2 basis points from the third quarter of 2025.

Total loans increased $108.2 million, or 9.7 percent, from the prior-year quarter and $29.2 million, or 2.5 percent, from the linked quarter. Total deposits at quarter end expanded $120.3 million, or 9.5 percent, year-over-year to $1.38 billion, anchored by durable core customer relationships and ongoing deposit gathering initiatives across our footprint, despite a minor linked-quarter decrease of $8.3 million. Overall quarterly performance demonstrated disciplined balance sheet management, robust credit quality, and the strategic resilience of our diversified revenue streams.

2

Mortgage Loan Business

Net mortgage banking revenue for the quarter reached $1.8 million, an increase of $293,000 from the prior-year quarter. Loan servicing fees added $946,000 for the quarter, an increase from the prior-year period. The OMSR valuation adjustment for the third quarter of 2026 was a recapture of $43,000, compared to a negative adjustment of $301,000 in the third quarter of 2025.

Mortgage Banking

($ in thousands)	Sep. 2026	Jun. 2026	Mar. 2026	Dec. 2025	Sep. 2025	Prior Year Growth
Mortgage originations	$77,678	$79,346	$65,768	$72,398	$67,609	$10,069
Mortgage sales	66,529	70,253	53,420	70,361	66,408	121
Mortgage servicing portfolio	1,517,593	1,504,657	1,482,052	1,479,982	1,470,360	47,233
Mortgage servicing rights	16,204	15,953	15,728	15,254	15,347	857

Revenue
Loan servicing fees	946	934	928	928	914	32
OMSR amortization	(472)	(497)	(529)	(572)	(455)	(17)
Net administrative fees	474	437	399	356	459	15
OMSR valuation adjustment	43	(54)	452	(157)	(301)	344
Net loan servicing fees	517	383	851	199	158	359
Gain on sale of mortgages	1,262	1,541	978	1,272	1,328	(66)
Mortgage banking revenue, net	$1,779	$1,924	$1,829	$1,471	$1,486	$293

Noninterest Income and Noninterest Expense

Total noninterest income for the third quarter of 2026 was $4.7 million, up 9.6 percent from the $4.2 million reported in the third quarter of 2025. The year-over-year expansion was driven primarily by higher net mortgage banking revenue, supported by increased loan servicing fees of $946,000 and a positive OMSR valuation recapture, alongside steady, consistent contributions from our Wealth Management and Title Insurance divisions. “The resilience of our fee based revenue stream validates our diversified business model, as cross-functional referral strategies continue to anchor our above median level of growth,” Klein noted.

Noninterest Income/Noninterest Expense

($ in thousands, except ratios)	Sep. 2026	Jun. 2026	Mar. 2026	Dec. 2025	Sep. 2025	Prior Year Growth
Noninterest Income (NII)	$4,651	$4,987	$4,712	$3,708	$4,244	$407
NII / Total Revenue	25.7%	27.8%	27.0%	22.6%	25.6%	0.1%
NII / Average Assets	1.1%	1.2%	1.2%	1.0%	1.1%	0.0%
Total Revenue Growth	9.0%	4.5%	13.3%	6.3%	15.9%	-6.9%

Noninterest Expense (NIE)	$13,157	$12,137	$11,929	$11,239	$11,498	$1,659
Efficiency Ratio	72.5%	67.3%	68.1%	68.1%	69.0%	3.5%
NIE / Average Assets	3.2%	3.0%	3.1%	2.9%	3.0%	0.2%
Net Noninterest Expense/Avg. Assets	-2.1%	-1.8%	-1.9%	-1.9%	-1.9%	-0.2%
Total Expense Growth	14.4%	2.4%	-3.9%	2.1%	4.5%	9.9%

Noninterest expense for the third quarter of 2026 increased 14.4 percent to $13.2 million from $11.5 million in the prior-year quarter, driven by an increase of $1.14 million in salaries and employee benefits, which totaled $7.3 million, reflecting higher incentive costs and medical expenses. Data processing fees for the quarter stood at $1.12 million compared to $723,000 in the prior-year quarter, while marketing expenses increased to $358,000 from $174,000 in 3Q25. Both of these categories reflect higher costs related to several pending client and product conversions. These increases were partially offset by disciplined reductions in other expenses, which declined $95,000, and employee expenses, which decreased $41,000 from the prior-year period. “Our core efficiency ratio for the third quarter of 2026 was 72.46 percent, compared to 69.00 percent in the third quarter of 2025 and 67.32 percent in the linked quarter,” stated Mr. Klein. “While overhead was elevated this quarter, our fundamental focus on positive operating leverage and disciplined expense management remains a vital pillar as we proactively fund expansion across our growth markets.”

3

Balance Sheet

As of September 30, 2026, SB Financial reported total assets of $1.61 billion, representing an increase of $69.1 million from December 31, 2025, and $118.2 million, or 7.9 percent, from September 30, 2025. The year-over-year asset growth was primarily driven by steady organic loan generation across our commercial and real estate lines. Cash and due from banks increased by $17.4 million from the prior-year period to $102.4 million, normalizing during the quarter as funds were strategically deployed into the loan portfolio. Key balance-sheet metrics for the quarter included a loan-to-deposit ratio of 88.1 percent and a loan-to-asset ratio of 75.5 percent, both of which remained well-aligned with our target operating bands.

Total deposits at quarter end reached $1.38 billion, an increase of $120.3 million, or 9.5 percent, from the prior-year quarter, supported by a competitive community banking footprint and durable client retention efforts. Noninterest-bearing demand deposits totaled $270.0 million, accounting for 19.5 percent of the total deposit portfolio. Shareholders’ equity finished the period at $144.3 million, representing an increase of $7.4 million, or 5.4 percent from the prior-year period, providing a solid foundation for ongoing organic loan growth initiatives.

During the third quarter of 2026, SB Financial repurchased approximately 6,700 shares of its common stock, reflecting a measured approach to capital allocation and ongoing evaluation of corporate priorities during the period. The Company remains committed to a prudent capital allocation strategy, supporting shareholder returns through dividends and share buybacks while preserving the financial flexibility to fund organic expansion, strategic initiatives, and capital stability.

“In summary, as we enter the final quarter of 2026, SB Financial continues to operate from a position of fundamental strength, anchored by robust capital levels, exceptional credit quality, and a durable core deposit franchise,” stated Mr. Klein. “Achieving our tenth consecutive quarter of loan expansion demonstrates the strength of our relationship-based community banking model and localized lending expertise. Meanwhile, our nonperforming assets remain near historic lows at 0.27 percent of total assets, backed by strong reserve coverage that reflects our unyielding commitment to disciplined credit administration. Positioned with a resilient deposit base, growing fee-generating business lines, and careful overhead control, we remain focused on finishing 2026 with strong momentum and driving long-term value for our shareholders.”

Loan Balances

($ in thousands, except ratios)	Sep. 2026	Jun. 2026	Mar. 2026	Dec. 2025	Sep. 2025	Annual Growth
Commercial	$106,915	$111,128	$112,226	$113,878	$117,581	$(10,666)
% of Total	8.8%	9.3%	9.5%	9.6%	10.6%	-9.1%
Commercial RE	640,127	611,274	601,556	596,983	535,307	104,820
% of Total	52.5%	51.4%	50.9%	50.6%	48.2%	19.6%
Agriculture	83,804	81,341	78,569	76,514	65,150	18,654
% of Total	6.9%	6.8%	6.7%	6.5%	5.9%	28.6%
Residential RE	294,321	295,481	299,741	304,741	309,140	(14,819)
% of Total	24.1%	24.8%	25.4%	25.8%	27.8%	-4.8%
Consumer & Other	93,622	90,335	89,043	88,475	83,367	10,255
% of Total	7.7%	7.6%	7.5%	7.5%	7.5%	12.3%
Total Loans	$1,218,789	$1,189,559	$1,181,135	$1,180,591	$1,110,545	$108,244
Total Growth Percentage						9.7%

Deposit Balances

($ in thousands, except ratios)	Sep. 2026	Jun. 2026	Mar. 2026	Dec. 2025	Sep. 2025	Annual Growth
Non-Int DDA	$270,029	$258,576	$248,239	$254,063	$246,725	$23,304
% of Total	19.5%	18.6%	18.1%	19.4%	19.5%	9.4%
Interest DDA	205,459	206,593	215,594	202,501	194,420	11,039
% of Total	14.9%	14.9%	15.7%	15.5%	15.4%	5.7%
Savings	312,212	325,675	333,662	296,484	290,111	22,101
% of Total	22.6%	23.4%	24.3%	22.7%	23.0%	7.6%
Money Market	322,395	315,363	300,028	280,896	261,953	60,442
% of Total	23.3%	22.7%	21.9%	21.5%	20.7%	23.1%
Time Deposits	272,769	284,940	274,300	273,300	269,313	3,456
% of Total	19.7%	20.5%	20.0%	20.9%	21.3%	1.3%
Total Deposits	$1,382,864	$1,391,147	$1,371,823	$1,307,244	$1,262,522	$120,342
Total Growth Percentage						9.5%

4

Asset Quality

As of September 30, 2026, SB Financial continued to focus on maintaining strong asset quality metrics. Nonperforming assets totaled $4.3 million, representing 0.27 percent of total assets, an improvement of $574,000 compared to $4.9 million, or 0.32 percent of total assets, in the prior-year quarter, and relatively stable compared to the linked-quarter balance of $4.4 million, or 0.27 percent of total assets. Total nonaccruing loans declined significantly to $3.2 million from $4.6 million in the prior-year period, while foreclosed properties and repossessed assets stood at $1.1 million.

The allowance for credit losses remained strong at 1.34 percent of total loans, providing 508.9 percent coverage of nonperforming loans—a substantial increase from 345.4 percent in 3Q25 and consistent with 470.3 percent in the linked quarter, reflecting a conservative approach to risk management. Annualized net loan charge-offs to average loans remained exceptionally modest at less than 1 basis point, improving from 6 basis points in the linked quarter and comparable to less than 1 basis point in the prior year quarter, with net charge-offs totaling $17,000.

“Our asset quality metrics embody our commitment to disciplined risk management within a dynamic economic environment,” stated Mr. Klein. “With nonperforming assets down year-over-year and our allowance providing over 500 percent coverage of nonperforming loans, our reserve position underscores the inherent quality of our loan portfolio and the strength of our client relationships. We remain dedicated to balancing our conservative credit discipline with proactive support for high-quality loan growth across all nine of our major markets.”

Nonperforming Assets

						Annual
($ in thousands, except ratios)	Sep. 2026	Jun. 2026	Mar. 2026	Dec. 2025	Sep. 2025	Change
Commercial & Agriculture	$1,054	$1,304	$1,359	$2,256	$2,243	$(1,189)
% of Total Com./Ag. loans	0.55%	0.68%	0.71%	1.18%	1.23%	-53.0%
Commercial RE	195	339	668	771	778	(583)
% of Total CRE loans	0.03%	0.06%	0.11%	0.13%	0.15%	-74.9%
Residential RE	1,493	1,476	1,439	1,322	1,400	93
% of Total Res. RE loans	0.51%	0.50%	0.48%	0.43%	0.45%	6.6%
Consumer & Other	476	367	233	230	195	281
% of Total Con./Oth. loans	0.51%	0.41%	0.26%	0.26%	0.23%	144.1%
Total Nonaccruing Loans	3,218	3,486	3,699	4,579	4,616	(1,398)
% of Total loans	0.26%	0.29%	0.31%	0.39%	0.42%	-30.3%
Foreclosed Assets and Other Assets	1,061	936	974	104	237	824
Total Change (%)						N/M
Total Nonperforming Assets	$4,279	$4,422	$4,673	$4,683	$4,853	$(574)
% of Total assets	0.27%	0.27%	0.29%	0.30%	0.32%	-11.83%

Webcast and Conference Call

The Company will hold the third quarter 2026 earnings conference call and webcast on October 22, 2026, at 3:30 p.m. EST. Interested parties may access the conference call by dialing 1-888-338-9469. The webcast can be accessed at ir.yourstatebank.com. An audio replay of the call will be available on the Company’s website.

5

About SB Financial Group

Headquartered in Defiance, Ohio, SB Financial is a diversified financial services holding company for the State Bank & Trust Company (State Bank) and SBFG Title, LLC dba Peak Title (Peak Title). State Bank provides a full range of financial services for consumers and small businesses, including wealth management, private client services, mortgage banking and commercial and agricultural lending, operating through a total of 27 offices: 25 in eleven Ohio counties and two in Northeast, Indiana, and 27 ATMs. State Bank has four Residential loan production offices located throughout Ohio and Indiana. Peak Title provides title insurance and title opinions throughout the Tri-State and Kentucky. SB Financial’s common stock is listed on the NASDAQ Capital Market with the ticker symbol “SBFG”.

Forward-Looking Statements

Certain statements within this document, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties, and actual results may differ materially from those predicted by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking industry, changes in economic conditions in the market areas in which SB Financial and its subsidiaries operate, changes in policies by regulatory agencies, changes in accounting standards and policies, changes in tax laws, fluctuations in interest rates, demand for loans in the market areas in which SB Financial and its subsidiaries operate, increases in FDIC insurance premiums, changes in the competitive environment, losses of significant customers, geopolitical events, the loss of key personnel and other risks identified in SB Financial’s Annual Report on Form 10-K and documents subsequently filed by SB Financial with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and SB Financial undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made, except as required by law. All subsequent written and oral forward-looking statements attributable to SB Financial or any person acting on its behalf are qualified by these cautionary statements.

Non-GAAP Financial Measures

This press release contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures, specifically pre-tax, pre-provision income, tangible common equity, tangible assets, tangible book value per common share, tangible common equity to tangible assets, return on average tangible common equity, total interest income – FTE, net interest income – FTE and net interest margin – FTE are used by the Company’s management to measure the strength of its capital and analyze profitability, including its ability to generate earnings on tangible capital invested by its shareholders. In addition, the Company excludes the OMSR valuation adjustment and any gain on sale of assets from net income to report a non-GAAP adjusted net income level. Although management believes these non-GAAP measures are useful to investors by providing a greater understanding of its business, they should not be considered a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Investor Contact Information:

Mark A. Klein

Chairman, President and

Chief Executive Officer

Mark.Klein@YourStateBank.com

Anthony V. Cosentino

Executive Vice President and

Chief Financial Officer

Tony.Cosentino@YourStateBank.com

6

SB FINANCIAL GROUP, INC.

CONSOLIDATED BALANCE SHEETS - (Unaudited)

	September	June	March	December	September
($ in thousands)	2026	2026	2026	2025	2025
ASSETS
Cash and due from banks	$102,427	$138,152	$126,293	$71,543	$85,025
Interest bearing time deposits	1,715	2,455	1,965	1,140	2,025
Available-for-sale securities	177,767	179,026	183,626	188,626	193,190
Loans held for sale	5,391	7,438	7,203	1,761	4,736
Loans, net of unearned income	1,218,789	1,189,559	1,181,135	1,180,591	1,110,545
Allowance for credit losses	(16,377)	(16,395)	(16,388)	(16,114)	(15,943)
Premises and equipment, net	20,775	21,088	21,295	21,688	21,764
Federal Reserve and FHLB Stock, at cost	5,674	5,502	5,463	5,610	5,466
Foreclosed assets	1,061	936	974	104	237
Interest receivable	5,989	5,455	5,499	5,490	5,455
Goodwill	27,158	27,158	27,158	27,158	27,158
Cash value of life insurance	32,469	32,354	32,401	32,208	32,004
Mortgage servicing rights	16,204	15,953	15,728	15,254	15,347
Other assets	15,449	11,383	12,246	10,308	9,254
Total assets	$1,614,491	$1,620,064	$1,604,598	$1,545,367	$1,496,263

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits
Non interest bearing demand	$270,029	$258,576	$248,239	$254,063	$246,725
Interest bearing demand	205,459	206,593	215,594	202,501	194,420
Savings	312,212	325,675	333,662	296,484	290,111
Money market	322,395	315,363	300,028	280,896	261,953
Time deposits	272,769	284,940	274,300	273,300	269,313
Total deposits	1,382,864	1,391,147	1,371,823	1,307,244	1,262,522

Short-term borrowings	6,285	6,732	9,433	9,230	10,976
Federal Home Loan Bank advances	22,500	22,500	27,500	35,000	35,000
Trust preferred securities	10,310	10,310	10,310	10,310	10,310
Subordinated debt net of issuance costs	19,775	19,763	19,751	19,739	19,726
Interest payable	2,572	2,470	2,553	2,460	2,739
Other liabilities	25,841	20,402	19,573	20,148	18,051
Total liabilities	1,470,147	1,473,324	1,460,943	1,404,131	1,359,324

Shareholders' Equity
Common stock	61,319	61,319	61,319	61,319	61,319
Additional paid-in capital	15,178	15,275	15,065	15,160	15,086
Retained earnings	136,071	133,125	129,631	126,311	123,370
Accumulated other comprehensive loss	(27,138)	(21,854)	(21,861)	(21,481)	(23,412)
Treasury stock	(41,086)	(41,125)	(40,499)	(40,073)	(39,424)
Total shareholders' equity	144,344	146,740	143,655	141,236	136,939

Total liabilities and shareholders' equity	$1,614,491	$1,620,064	$1,604,598	$1,545,367	$1,496,263

7

SB FINANCIAL GROUP, INC.

CONSOLIDATED STATEMENTS OF INCOME - (Unaudited)

($ in thousands, except per share & ratios)	At and for the Three Months Ended					Nine Months Ended
	September	June	March	December	September	September	September
	2026	2026	2026	2025	2025	2026	2025
Interest income
Loans
Taxable	$18,244	$17,498	$17,246	$17,234	$16,449	$52,988	$47,752
Tax exempt	97	98	99	107	117	294	348
Securities
Taxable	1,004	1,006	1,029	1,096	1,097	3,039	3,399
Tax exempt	36	36	36	36	35	108	108
Other interest income	1,145	1,182	897	799	1,111	3,224	3,041
Total interest income	20,526	19,820	19,307	19,272	18,809	59,653	54,648

Interest expense
Deposits	6,369	6,237	5,957	5,820	5,721	18,563	16,670
Repurchase agreements & other	6	7	14	22	28	27	73
Federal Home Loan Bank advances	230	234	285	370	369	749	1,097
Trust preferred securities	146	145	144	154	162	435	483
Subordinated debt	351	243	195	194	195	789	584
Total interest expense	7,102	6,866	6,595	6,560	6,475	20,563	18,907

Net interest income	13,424	12,954	12,712	12,712	12,334	39,090	35,741

Provision for credit losses	127	299	214	198	124	640	1,108

Net interest income after provision for credit losses	13,297	12,655	12,498	12,514	12,210	38,450	34,633

Noninterest income
Wealth management fees	954	955	941	900	912	2,850	2,635
Customer service fees	932	917	910	892	887	2,759	2,652
Gain on sale of mtg. loans & OMSR	1,262	1,541	978	1,272	1,328	3,781	3,743
Mortgage loan servicing fees, net	517	383	851	199	158	1,751	1,363
Gain on sale of non-mortgage loans	29	62	144	38	8	235	105
Title insurance revenue	514	577	485	525	544	1,576	1,523
Gain (loss) on sale of assets	(32)	(9)	8	-	-	(33)	-
Other	475	561	395	(118)	407	1,431	1,378
Total noninterest income	4,651	4,987	4,712	3,708	4,244	14,350	13,399

Noninterest expense
Salaries and employee benefits	7,339	7,005	6,096	6,047	6,198	20,440	19,030
Net occupancy expense	831	802	882	822	801	2,515	2,487
Equipment expense	1,205	1,226	1,244	1,154	1,188	3,675	3,381
Data processing fees	1,124	693	726	790	723	2,543	3,050
Professional fees	854	844	1,016	805	863	2,714	2,789
Marketing expense	358	255	277	122	174	890	529
Telephone and communication expense	119	126	118	124	123	363	387
Postage and delivery expense	149	146	187	140	157	482	401
State, local and other taxes	311	221	288	331	268	820	760
Employee expense	214	177	184	158	255	575	605
Other expenses	653	642	911	746	748	2,206	2,341
Total noninterest expense	13,157	12,137	11,929	11,239	11,498	37,223	35,760

Income before income tax expense	4,791	5,505	5,281	4,983	4,956	15,577	12,272

Income tax expense	845	1,008	985	1,065	910	2,838	2,216
Net income	$3,946	$4,497	$4,296	$3,918	$4,046	$12,739	$10,056

Common share data:
Basic earnings per common share	$0.64	$0.72	$0.69	$0.63	$0.64	$2.05	$1.57
Diluted earnings per common share	$0.63	$0.72	$0.69	$0.63	$0.64	$2.04	$1.56

Average shares outstanding (in thousands):
Basic:	6,194	6,205	6,230	6,252	6,297	6,210	6,408
Diluted:	6,218	6,220	6,243	6,266	6,311	6,230	6,427

8

SB FINANCIAL GROUP, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS - (Unaudited)

($ in thousands, except per share & ratios)	At and for the Three Months Ended					Nine Months Ended
	September	June	March	December	September	September	September
	2026	2026	2026	2025	2025	2026	2025
SUMMARY OF OPERATIONS
Net interest income	$13,424	$12,954	$12,712	$12,712	$12,334	$39,090	$35,741
Tax-equivalent adjustment	35	36	36	38	40	107	121
Tax-equivalent net interest income	13,459	12,990	12,748	12,750	12,374	39,197	35,862
Provision for credit loss	127	299	214	198	124	640	1,108
Noninterest income	4,651	4,987	4,712	3,708	4,244	14,350	13,399
Total operating revenue	18,075	17,941	17,424	16,420	16,578	53,440	49,140
Noninterest expense	13,157	12,137	11,929	11,239	11,498	37,223	35,760
Pre-tax pre-provision income	4,918	5,804	5,495	5,181	5,080	16,217	13,380
Net income	3,946	4,497	4,296	3,918	4,046	12,739	10,056

PER SHARE INFORMATION:
Basic earnings per share (EPS)	0.64	0.72	0.69	0.63	0.64	2.05	1.57
Diluted earnings per share	0.63	0.72	0.69	0.63	0.64	2.04	1.56
Common dividends	0.160	0.160	0.155	0.155	0.150	0.475	0.450
Book value per common share	23.30	23.70	23.10	22.65	21.85	23.30	21.85
Tangible book value per common share (TBV)	18.65	19.04	18.45	18.00	17.21	18.65	17.21
Market price per common share	28.61	25.27	21.00	22.27	19.29	28.61	19.29
Market price to TBV	153.4%	132.7%	113.8%	123.7%	112.1%	153.4%	112.1%
Market price to trailing 12 month EPS	10.7	9.4	8.2	10.1	9.1	10.7	9.1

PERFORMANCE RATIOS:
Return on average assets (ROAA)	0.96%	1.12%	1.10%	1.01%	1.07%	1.06%	0.90%
Pre-tax pre-provision ROAA	1.20%	1.45%	1.41%	1.34%	1.34%	1.44%	1.29%
Return on average equity (ROE)	10.34%	12.44%	12.04%	11.08%	12.08%	11.51%	10.15%
Return on average tangible equity	12.77%	15.53%	15.06%	13.97%	15.47%	14.31%	12.89%
Efficiency ratio	72.46%	67.32%	68.12%	68.09%	69.00%	69.32%	72.41%
Earning asset yield	5.35%	5.20%	5.29%	5.32%	5.31%	5.31%	5.27%
Cost of interest bearing liabilities	2.38%	2.31%	2.31%	2.34%	2.33%	2.35%	2.33%
Net interest margin	3.50%	3.43%	3.48%	3.51%	3.48%	3.47%	3.44%
Tax equivalent effect	0.01%	0.01%	0.01%	0.01%	0.02%	0.02%	0.02%
Net interest margin, tax equivalent	3.51%	3.44%	3.49%	3.52%	3.50%	3.49%	3.46%
Non interest income/Average assets	1.13%	1.24%	1.21%	0.96%	1.12%	1.19%	1.20%
Non interest expense/Average assets	3.21%	3.03%	3.06%	2.90%	3.04%	3.10%	3.21%
Net noninterest expense/Average assets	-2.07%	-1.78%	-1.85%	-1.94%	-1.92%	-1.90%	-2.01%

ASSET QUALITY RATIOS:
Gross charge-offs	133	196	33	133	11	362	146
Recoveries	116	3	8	3	9	126	14
Net charge-offs	17	193	25	130	2	236	132
Nonperforming loans/Total loans	0.26%	0.29%	0.31%	0.39%	0.42%	0.26%	0.42%
Nonperforming assets/Loans & OREO	0.35%	0.37%	0.40%	0.40%	0.44%	0.35%	0.44%
Nonperforming assets/Total assets	0.27%	0.27%	0.29%	0.30%	0.32%	0.27%	0.32%
Allowance for credit loss/Nonperforming loans	508.92%	470.31%	443.04%	351.91%	345.39%	508.92%	345.39%
Allowance for credit loss/Total loans	1.34%	1.38%	1.39%	1.36%	1.44%	1.34%	1.44%
Net loan charge-offs/Average loans (ann.)	0.01%	0.06%	0.01%	0.04%	0.00%	0.03%	0.02%

CAPITAL & LIQUIDITY RATIOS:
Loans/ Deposits	88.14%	85.51%	86.10%	90.31%	87.96%	88.14%	87.96%
Equity/ Assets	8.94%	9.06%	8.95%	9.14%	9.15%	8.94%	9.15%
Tangible equity/Tangible assets	7.29%	7.41%	7.28%	7.40%	7.35%	7.29%	7.35%
Common equity tier 1 ratio (Bank)	12.09%	12.37%	12.11%	11.78%	12.48%	12.09%	12.48%

END OF PERIOD BALANCES
Total assets	1,614,491	1,620,064	1,604,598	1,545,367	1,496,263	1,614,491	1,496,263
Total loans	1,218,789	1,189,559	1,181,135	1,180,591	1,110,545	1,218,789	1,110,545
Deposits	1,382,864	1,391,147	1,371,823	1,307,244	1,262,522	1,382,864	1,262,522
Shareholders equity	144,344	146,740	143,655	141,236	136,939	144,344	136,939
Goodwill and intangibles	28,811	28,870	28,929	28,989	29,048	28,811	29,048
Tangible equity	115,533	117,870	114,726	112,247	107,891	115,533	107,891
Mortgage servicing portfolio	1,517,593	1,504,657	1,482,052	1,479,982	1,470,360	1,517,593	1,470,360
Wealth/Brokerage assets under care	578,292	585,919	556,930	566,004	563,036	578,292	563,036
Total assets under care	3,710,376	3,710,640	3,643,580	3,591,353	3,529,659	3,710,376	3,529,659
Full-time equivalent employees	266	258	258	252	253	266	253
Period end common shares outstanding	6,196	6,191	6,219	6,236	6,268	6,196	6,268
Market capitalization (all)	177,274	156,436	130,597	138,883	120,907	177,274	120,907

AVERAGE BALANCES
Total assets	1,628,195	1,608,355	1,579,781	1,536,215	1,502,389	1,606,315	1,487,251
Total earning assets	1,521,057	1,521,057	1,479,667	1,436,207	1,404,330	1,502,326	1,387,258
Total loans	1,217,995	1,193,207	1,186,225	1,158,567	1,104,175	1,199,258	1,091,670
Deposits	1,393,085	1,381,439	1,347,351	1,299,512	1,270,783	1,373,977	1,256,732
Shareholders equity	151,417	145,034	144,659	140,315	132,866	147,936	132,426
Goodwill and intangibles	28,840	28,899	28,959	29,027	29,077	28,899	28,140
Tangible equity	122,577	116,135	115,700	111,288	103,789	119,037	104,286
Average basic shares outstanding	6,194	6,205	6,230	6,252	6,297	6,210	6,408
Average diluted shares outstanding	6,218	6,220	6,243	6,266	6,311	6,230	6,427

9

SB FINANCIAL GROUP, INC.

Rate Volume Analysis - (Unaudited)

For the Three & Nine Months Ended Sep. 30, 2026 and 2025

($ in thousands)	Three Months Ended Sep. 30, 2026			Three Months Ended Sep. 30, 2025
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Taxable securities	$177,850	$1,004	2.24%	$193,893	$1,097	2.24%
Overnight Cash	120,444	1,145	3.77%	100,164	1,111	4.40%
Nontaxable securities	4,768	36	3.00%	6,098	35	2.28%
Loans, net	1,217,995	18,341	5.97%	1,104,175	16,566	5.95%
Total earning assets	1,521,057	20,526	5.35%	1,404,330	18,809	5.31%

Cash on hand	5,415			5,044
Allowance for loan losses	(16,515)			(15,750)
Premises and equipment	21,003			21,854
Other assets	97,235			86,911
Total assets	$1,628,195			$1,502,389

Liabilities
Savings, MMDA and interest bearing demand	$845,195	$4,121	1.93%	$753,639	$3,442	1.81%
Time deposits	277,406	2,248	3.22%	267,984	2,279	3.37%
Repurchase agreements & other	7,689	6	0.31%	14,015	28	0.79%
Advances from Federal Home Loan Bank	22,500	230	4.06%	35,000	369	4.18%
Trust preferred securities	10,310	146	5.62%	10,310	162	6.23%
Subordinated debt	19,767	351	7.04%	19,719	195	3.92%
Total interest bearing liabilities	1,182,867	7,102	2.38%	1,100,667	6,475	2.33%

Non interest bearing demand	270,484	-		249,160	-
Total funding	1,453,351		1.94%	1,349,827		1.90%
			44.20%		1
Other liabilities	23,427			19,696
Total liabilities	1,476,778			1,369,523

Equity	151,417			132,866
Total liabilities and equity	$1,628,195			$1,502,389
Net interest income		$13,424			$12,334
Net interest income as a percent of average interest-earning assets - GAAP measure			3.50%			3.48%
Net interest income as a percent of average interest-earning assets - non GAAP- Computed on a fully tax equivalent (FTE) basis			3.51%			3.50%

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	Nine Months Ended Sep. 30, 2026			Nine Months Ended Sep. 30, 2025
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Taxable securities	$182,870	$3,039	2.22%	$198,463	$3,399	2.29%
Overnight Cash	115,431	3,224	3.73%	90,829	3,041	4.48%
Nontaxable securities	4,767	108	3.03%	6,296	108	2.29%
Loans, net	1,199,258	53,282	5.94%	1,091,670	48,100	5.89%
Total earning assets	1,502,326	59,653	5.31%	1,387,258	54,648	5.27%

Cash on hand	5,429			4,880
Allowance for loan losses	(16,398)			(15,492)
Premises and equipment	21,245			21,555
Other assets	93,713			89,050
Total assets	$1,606,315			$1,487,251

Liabilities
Savings, MMDA and interest bearing demand	$831,888	$11,767	1.89%	$734,938	$9,624	1.75%
Time deposits	276,916	6,796	3.28%	273,508	7,046	3.44%
Repurchase agreements & Other	8,341	27	0.43%	12,549	73	0.78%
Advances from Federal Home Loan Bank	24,533	749	4.08%	35,015	1,097	4.19%
Trust preferred securities	10,310	435	5.64%	10,310	483	6.26%
Subordinated debt	19,755	789	5.34%	19,707	584	3.96%
Total interest bearing liabilities	1,171,743	20,563	2.35%	1,086,027	18,907	2.33%

Non interest bearing demand	265,173		1.91%	248,286		1.89%
Total funding	1,436,916			1,334,313

Other liabilities	21,463			20,512
Total liabilities	1,458,379			1,354,825

Equity	147,936			132,426
Total liabilities and equity	$1,606,315			$1,487,251

Net interest income		$39,090			$35,741

Net interest income as a percent of average interest-earning assets - GAAP measure			3.48%			3.44%

Net interest income as a percent of average interest-earning assets - non GAAP - Computed on a fully tax equivalent (FTE) basis			3.49%			3.46%

11

Non-GAAP reconciliation

	Three Months Ended		Nine Months Ended
($ in thousands, except per share & ratios)	Sep. 30, 2026	Sep. 30, 2025	Sep. 30, 2026	Sep. 30, 2025

Total Operating Revenue	$18,075	$16,578	$53,440	$49,140
Adjustment to (deduct)/add OMSR recapture/impairment *	(43)	301	(398)	131

Adjusted Total Operating Revenue	18,032	16,879	53,042	49,271

Total Operating Expense	13,157	11,498	37,223	35,760
Adjustment for merger expenses	-	-	-	(726)

Adjusted Total Operating Expense	13,157	11,498	37,223	35,034

Income before Income Taxes	4,791	4,956	15,577	12,272
Adjustment for OMSR*/Merger Expenses	(43)	301	(398)	857

Adjusted Income before Income Taxes	4,748	5,257	15,179	13,129

Provision for Income Taxes	845	910	2,838	2,216
Adjustment for OMSR/Merger Expenses **	(9)	63	(84)	180

Adjusted Provision for Income Taxes	836	973	2,754	2,396

Net Income	3,946	4,046	12,739	10,056
Adjustment for OMSR*/Merger Expenses	(34)	238	(314)	677

Adjusted Net Income	3,912	4,284	12,425	10,733

Diluted Earnings per Share	0.63	0.64	2.04	1.56
Adjustment for OMSR*/Merger Expenses	(0.01)	0.04	(0.05)	0.11

Adjusted Diluted Earnings per Share	$0.63	$0.68	$1.99	$1.67

Return on Average Assets	0.96%	1.07%	1.06%	0.90%
Adjustment for OMSR*/Merger Expenses	(0.00)	0.06%	-0.03%	0.06%

Adjusted Return on Average Assets	0.95%	1.13%	1.03%	0.96%

*	valuation adjustment to the Company's mortgage servicing rights
**	tax effect is calculated using a 21% statutory federal corporate income tax rate

12